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                                                                 EXHIBIT 10.31.2

                                 PROMISSORY NOTE

$200,000,000.00                                               New York, New York
                                                                   June 18, 2003

         FOR VALUE RECEIVED each of the entities identified on Schedule I attached hereto, as maker, each having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Borrower"), hereby, jointly and severally, unconditionally promises to pay to the order of JPMORGAN CHASE BANK, a New York banking corporation, having its principal place of business at 270 Park Avenue, New York, New York 10017 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO HUNDRED MILLION AND 00/100 DOLLARS ($200,000,000.00), in lawful money of the United States of America or so much thereof as may be advanced pursuant to that certain Loan Facility Agreement, dated as of June 18, 2003, among Borrower, FCH/DT BWI Hotel, L.L.C., a Delaware limited liability company and Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement) with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (as defined in the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                           ARTICLE 1 - PAYMENT TERMS

         Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                      ARTICLE 2 - DEFAULT AND ACCELERATION

         The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default and in addition, Lender shall be entitled to receive interest on the entire unpaid principal sum at the Default Rate pursuant to the terms of the Loan Agreement. This Article 2, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

                           ARTICLE 3 - LOAN DOCUMENTS

         This Note is secured by the IDOT Guaranty, each Security Instrument and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, each Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

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                           ARTICLE 4 - SAVINGS CLAUSE

         This Note and the Loan Agreement are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate in excess of the Maximum Legal Rate. If, by the terms of this Note, the Loan Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

                           ARTICLE 5 - NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE 6 - WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained

                                      -2-

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shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term "Borrower" as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Loan Agreement, each Security Instrument or any other Loan Document.) If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

                              ARTICLE 7 - TRANSFER

         Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and upon assumption of Lender's obligations under the Loan Documents, Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                            ARTICLE 8 - EXCULPATION

         Notwithstanding anything to the contrary contained in this Note, the liability of Borrower to pay the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Security Instruments, the Loan Agreement and the other Loan Documents shall be limited as set forth in Section 9.4 of the Loan Agreement.

                           ARTICLE 9 - GOVERNING LAW

         This Note shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

                              ARTICLE 10 - NOTICES

         All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

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         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                        FELCOR/JPM ATLANTA CP HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                        FELCOR/JPM ATLANTA ES HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                        FELCOR/JPM AUSTIN HOLDINGS, L.P., a
                                        Delaware limited partnership

                                        By:  FELCOR/JPM AUSTIN HOTEL, L.L.C., a
                                             Delaware limited liability
                                             company, its general partner

                                             By: /s/ Joel M. Eastman
                                                 ------------------------------
                                                 Joel M. Eastman
                                                 Vice President


                                        FELCOR/JPM BWI HOTEL, L.L.C., a Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

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                                        FELCOR/JPM MANDALAY HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                        FELCOR/JPM NASHVILLE HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                        FELCOR/JPM ORLANDO HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                        FELCOR/JPM PHOENIX HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

                                        FELCOR/JPM WILMINGTON HOTEL, L.L.C., a
                                        Delaware limited liability company

                                        By: /s/ Joel M. Eastman
                                            -----------------------------------
                                            Joel M. Eastman
                                            Vice President

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                                   SCHEDULE I

1.   FelCor/JPM Atlanta CP Hotel, L.L.C., a Delaware limited liability company

2.   FelCor/JPM Atlanta ES Hotel, L.L.C., a Delaware limited liability company

3.   FelCor/JPM Austin Holdings, L.P., a Delaware limited partnership

4.   FelCor/JPM BWI Hotel, L.L.C., a Delaware limited liability company

5.   FelCor/JPM Mandalay Hotel, L.L.C., a Delaware limited liability company

6.   FelCor/JPM Nashville Hotel, L.L.C., a Delaware limited liability company

7.   FelCor/JPM Orlando Hotel, L.L.C., a Delaware limited liability company

8.   FelCor/JPM Phoenix Hotel, L.L.C., a Delaware limited liability company

9.   FelCor/JPM Wilmington Hotel, L.L.C., a Delaware limited liability company